SUBSEQUENT EVENT	12 Months Ended
Mar. 31, 2017
SUBSEQUENT EVENT
SUBSEQUENT EVENTS

(22)SUBSEQUENT EVENT

On June 1, 2017, the Company declared a cash dividend of USD 0.205 per common share, or USD 0.41 per ADS. The total amount of cash distributed was approximately USD 10.0 million and will be paid to all shareholders of record as of the close of business on June 12, 2017.